Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 12, 2004 (the “Effective Date”), among PEDIATRIC SERVICES OF AMERICA, INC., a Delaware corporation (“Holdings”), PEDIATRIC SERVICES OF AMERICA, INC., a Georgia corporation (“PSA Georgia”; Holdings and PSA Georgia are sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as Lender, and as Agent for Lenders, and the other Lenders signatory hereto.

RECITALS

WHEREAS, the Borrowers, the other Credit Parties, the Lenders and GE Capital are parties to that certain Credit Agreement (the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement), dated as of January 27, 2004, pursuant to which GE Capital and Lenders committed to make certain loans to the Borrowers upon the terms and conditions set forth therein; and

WHEREAS, the Borrowers, the other Credit Parties, the Lenders and GE Capital desire to modify the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:

1.	AMENDMENTS TO THE CREDIT AGREEMENT

Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended as follows:

1.1 Definition of Fixed Charges. Annex A to the Credit Agreement is hereby amended by deleting the definition of “Fixed Charges” in its entirety and substituting in lieu thereof the following new definition to read in its entirety as follows:

‘“Fixed Charges’ means, with respect to any Person for any fiscal period, (a) the aggregate of all cash Interest Expense paid during such period, plus (b) scheduled payments of principal with respect to Indebtedness during such period.”

1.2 Maximum Capital Expenditures. Annex G to the Credit Agreement is hereby amended by deleting clause (a) thereof in its entirety and substituting in lieu thereof the following new clause (a) to read in its entirety as follows:

(a) Maximum Capital Expenditures. Holdings and its Subsidiaries on a consolidated basis shall not make any Capital Expenditures in any Fiscal Quarter if the amount of such Capital Expenditures during the immediately preceding four Fiscal

Quarters, including the Fiscal Quarter then ending, would exceed the maximum amounts set forth below for such period:

Fiscal Quarter ended	Maximum Capital Expenditures
March 31, 2004	$4,500,000
June 30, 2004	$5,500,000
September 30, 2004 and each Fiscal Quarter ended thereafter	$6,500,000

2.	NO OTHER AMENDMENTS

Except for the amendment expressly set forth and referred to in Section 1, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of Borrower’s or any other Credit Party’s Obligations under or in connection with the Credit Agreement, or to affect, modify or impair the continuity or perfection of GE Capital’s or Lenders’ security interests in, security titles to or other liens on any Collateral for the Obligations.

3.	REPRESENTATIONS AND WARRANTIES

To induce Agent and Lenders to enter into this Amendment, each Credit Party hereby jointly and severally represents and warrants to Agent and Lenders that: (a) this Amendment and the Confirmation of Guaranty attached hereto have been duly authorized, executed and delivered by Borrower and the Credit Parties signatory hereto and thereto; (b) no Default or Event of Default has occurred and is continuing as of the Effective Date; and (c) all of the representations and warranties made by Borrower and any Credit Party in the Credit Agreement are true and correct on and as of the Effective Date (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach by any Credit Party of any of its representations and warranties contained in this Section 3 shall be an Event of Default under the Credit Agreement.

4.	CONDITIONS TO EFFECTIVENESS

This Amendment shall be effective as of the Effective Date upon the satisfaction in full of each of the following conditions:

(a) the Agent shall have received counterparts of this Amendment, duly executed, completed and delivered by each of the Requisite Lenders and the Credit Parties; and

(b) the Borrower shall have paid to the Agent, on behalf of each Lender that executes this Amendment, an amendment fee equal to 0.025% of each such Lender’s Commitment.

5.	RATIFICATION AND ACKNOWLEDGEMENT

Each Credit Party hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by such company in connection therewith (including without limitation the other Loan Documents to which such Credit Party is a party), effective as of the date hereof.

6.	ESTOPPEL

To induce Agent and Lenders to enter into this Amendment, each Credit Party hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of any Credit Party as against any Lender with respect to the obligations of any Credit Party to Lenders under the Credit Agreement or the other Loan Documents, either with or without giving effect to this Amendment.

7.	REIMBURSEMENT OF EXPENSES

The Credit Parties hereby jointly and severally agree that the Credit Parties shall reimburse Agent on demand for all costs and expenses (including without limitation attorney’s fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

8.	GOVERNING LAW

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

9.	SEVERABILITY OF PROVISIONS

Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, each Credit Party hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

10.	COUNTERPARTS

This Amendment may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

11.	EFFECT OF THIS AMENDMENT

Except as specifically amended or modified pursuant to Section 1 of this Amendment, no other amendments, changes, modifications, consents or waivers to the Loan Documents are intended or implied by this Amendment and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the Effective Date. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

12.	ENTIRE AGREEMENT

The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

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CREDIT PARTIES:

PSA CAPITAL CORPORATION, a Delaware corporation

By:	/s/ James McNeill
Name:	James McNeill
Title:	CFO

PEDIATRIC HOME NURSING SERVICES, INC., a New York corporation

By:	/s/ James McNeill
Name:	James McNeill
Title:	CFO

PSA PROPERTIES CORPORATION, a Delaware corporation

By:	/s/ James McNeill
Name:	James McNeill
Title:	CFO

PSA LICENSING CORPORATION, a Delaware corporation

By:	/s/ James McNeill
Name:	James McNeill
Title:	CFO

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS:

PEDIATRIC SERVICES OF AMERICA, INC., a Delaware corporation

By:	/s/ James McNeill
Name:	James McNeill
Title:	CFO

PEDIATRIC SERVICES OF AMERICA, INC., a Georgia corporation

By:	/s/ James McNeill
Name:	James McNeill
Title:	CFO

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:	/s/ Gary K. Tyran
Name:	Gary K. Tyran
Its Duly Authorized Signatory